                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     --------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     --------------------------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    December 29, 2000
                                                     -----------------




                            BIRMAN MANAGED CARE, INC.
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



       DELAWARE                       333-11957                   62-1584092
-------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)         (I.R.S. EIN)
     of incorporation)



390 SOUTH LOWE STREET, SUITE 11, COOKEVILLE, TENNESSEE             38501
-------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (931) 372-7800
                                                     --------------



1025 HIGHWAY 111 SOUTH, COOKEVILLE, TENNESSEE                       38501
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.
------   --------------------------

         Birman Managed Care, Inc. (the "Company") has filed for liquidation under the Bankruptcy Act, in the bankruptcy court for the Middle District of Tennessee (the "Court"). Jurisdiction over the Company was assumed by the Court on December 29, 2000. Case number 200 - 11689 - KL2 - 7 has been assigned to the Company's liquidation proceedings. On the same date, John McLemore was appointed Trustee over the Company.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BIRMAN MANAGED CARE, INC.


Dated:  January 15, 2001                 By: /s/ David N. Birman, M.D.
                                             -------------------------
                                             David N. Birman, M.D., Chairman